Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri Third Quarter 2011 Earnings Call November 9, 2011

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri Opening Comments John Barker SVP and Chief Communications Officer

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 3 Agenda Business Overview Emil Brolick Financial Results and Outlook Steve Hare Q&A

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 4 Forward-Looking Statements and Regulation G This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our most recent earnings press release and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K and subsequent Form 10-Qs. In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the Appendix to this presentation, and are included in the earnings release and posted on the Investor Relations section of our website.

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri Business Overview Emil Brolick President & Chief Executive Officer

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 7 Wendy's Convention

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 8

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 9 Asiago Ranch Chicken Club

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Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 13 80% of QSR traffic growth since 2005 – Quick Casual (new QSR) …100% of non-breakfast growth Panera, Pei Wei, Noodles, Chipotle, Five Guys logos

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 14

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 15 WHAT WE WERE IN 1969

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 16 Building our Brand Building our Sales Building our Profits Wendy's Strategy

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 17 Bringing the vision to life… PRICE PRODUCT PROMOTION PLACE PERFORMANCE PEOPLE Strategy

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 18 PRICE Same Product Lower Price Only two ways to deliver superior value Superior Product Competitive Price

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 19 5-Star Quality 3-Star Price P RIC E

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 20 PRODUCT

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 21 Breakfast Driving QSR Traffic Growth* Snack 13% Snack 17% Supper 27% Lunch 7% Lunch 35% Morning Meal 92% Morning Meal 21% Contribution to Growth All Traffic * YE June ‘11 vs. YE June ‘06

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 22 Wendy’s New Breakfast

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 23 Overall Attributes Ratings Question: How would you rate breakfast at Wendy’s on the following… Variety 9.0 Taste 9.2 Freshness 9.2 Quality 9.2 Convenience 9.3 Location 9.2 Price 9.0 Value 9.1 10-POINT SCALE

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 24

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 25

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 26 P R OM O TIO N Message Creative Media BUILD BIG BRAND, SELL MESSAGE

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 27 PLACE

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 28 Bethel Road, Columbus, Ohio

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 29 Tiffany Lane, Virginia Beach, Virginia

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 30 Tatum Blvd, Phoenix, Arizona

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 31 West Liberty, Pittsburgh, Pennsylvania

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Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 33 Our greatest asset… Our greatest source of difference… PEOPLE

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 34 32.5% 24.8% 83.5% 0.9% A & B F Q3 2011 2008 Q3 2011 2008 PERFORMANCE

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 35 1,000 Restaurants 44 Countries International Wendy’s - Tomorrow

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 36 Alex Kovaler Russia Ernie Higa Japan

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Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 38 3rd Quarter Financial Highlights • Positive transactions • 1.8% North America Company-operated same-store sales growth • 30 bps of Company-operated restaurant margin expansion • 6.5% Adjusted EBITDA* growth *See Appendix.

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri Q3 2011 Results & Full-Year Outlook Steve Hare Chief Financial Officer

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 40 Wendy’s Q3 2011 Marketing Calendar Sept Aug July Local Options Spicy Chicken Q3 2011 N.A. Same-Store Sales Company-owned +1.8% Franchise +0.7% Systemwide +0.9% Company Restaurant Margin Q3 2011 13.7% Q3 2010 13.4% +30 bps Key Margin Variances -140 bps Increased commodities +120 bps Pricing/product mix +80 bps Breakfast advertising

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 41 Q3 2011 Results ($ in Millions) Q3 2011 Q3 2010 Better/ (Worse) Sales 534.5$ 525.1$ 9.4$ Franchise revenues 76.9 75.6 1.3 Total revenues 611.4$ 600.7$ 10.7$ EBITDA 63.2$ 73.9$ (10.7)$ Plus: Transaction-related costs 23.8 - 23.8 Arby's indirect corporate overhead in G&A - 7.3 (7.3) Integration costs in G&A - 0.6 (0.6) Adjusted EBITDA* 87.0$ 81.8$ 5.2$ *See Appendix.

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 42 Income (Loss) from Continuing Operations and Special Items ($ in Millions) Pre-tax After-tax EPS Pre-tax After-tax EPS Income (loss) from continuing operations 4.3$ 2.5$ 0.01$ (8.6)$ (0.8)$ 0.00$ Transaction-related costs 23.8$ 15.0$ 0.04$ -$ -$ -$ Impairment of long-lived assets - - - 20.9 12.9 0.03 Arby' indirect corporate overhead in G&A - - - 7.3 4.6 0.01 Integration costs in G&A - - - 0.6 0.4 0.00 Total special items 23.8$ 15.0$ 0.04$ 28.8$ 17.9$ 0.04$ Q3 2011 Q3 2010

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 43 Corporate G&A and Arby’s Transition • Completed transition of G&A services to Arby’s for all departments other than IT • Full cost of services ($5.9 million) reimbursed – The full cost of services and the reimbursement are included in G&A • Arby’s G&A and reimbursement for services anticipated to be completed in Q4 • Anticipate 2011 G&A in range of $275-280 million

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 44 Cash Flow Q3 YTD 2011 ($ in Millions) 2011 Cash flow from operations 182.1$ Capital expenditures (91.9) Proceeds from sale of business, net of costs 103.2 Repurchases of common stock (152.7) Dividends paid (24.6) Repayments of long-term debt (36.6) Other financing / investing activities (3.2) Net cash flow (23.7) Beginning cash balance 512.5 Ending cash balance 488.8$

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 45 Consolidated Debt ($ in Millions) 1/2/2011 Senior Debt 1,328.5$ 1,347.5$ Capital Leases and Financing Obligations 28.3 224.9 Total Debt 1,356.8 1,572.4 Cash and Cash Equivalents 488.8 512.5 Net Debt 868.0$ 1,059.9$ TTM Adj EBITDA 323.4$ * 389.7$ Total Debt / TTM Adj EBITDA 4.2 X 4.0 X Net Debt / TTM Adj EBITDA 2.7 X 2.7 X * Only includes continuing operations. See appendix. 10/2/2011

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 46 Stock Repurchases and Dividends (In Millions, Except Per Share Amounts) 2011 2009-2011 YTD* YTD* Cumulative Shares Purchased 30 82 Average Price Per Share $5.09 $4.84 Principal Spending $152 $398 Remaining Authorization $97 Total Authorization $250 Percent Complete 61% *YTD through Oct. 2, 2011 Quarterly Cash Dividend − $0.02 per share − Payable on December 15, 2011 to stockholders of record as of December 1, 2011

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 47 2011 Outlook • Reconfirm $330-340 million adjusted EBITDA1 • Key Assumptions: – Wendy’s same-store sales growth in the middle of the +1% to +3% range – Wendy’s company-operated restaurant margin2 down approximately 100 basis points – Capital expenditures of $145 million – Restaurant openings (gross) • 20 North America Company-owned • 45 North America franchise • 35 International franchise 1 Only includes continuing operations. See appendix. 2 Includes incremental new breakfast advertising expense in 2010 and 2011.

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 48 Investor Day • Planning for late January 2012 • Content – Preliminary 2011 results – 2012 outlook – Overview of strategic growth plans • More details in the coming weeks

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri Q&A

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri Appendix

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 51 (In Thousands) Third Quarter Nine Months (Unaudited) 2011 2010 2011 2010 EBITDA $ 63,206 $ 73,850 $ 207,075 $ 234,753 Depreciation and amortization (30,816) (32,639) (90,972) (96,452) Impairment of long-lived assets - (20,921) (8,262) (21,403) Operating profit 32,390 20,290 107,841 116,898 Interest expense (28,384) (29,159) (85,915) (89,740) Loss on early extinguishment of debt - - - (26,197) Investment income, net 3 77 188 5,254 Other income, net 301 163 706 2,116 Income (loss) from continuing operations before income taxes 4,310 (8,629) 22,820 8,331 (Provision for) benefit from income taxes (1,766) 7,872 (9,198) 3,665 Income (loss) from continuing operations 2,544 (757) 13,622 11,996 Discontinued operations: (Loss) income from discontinued operations, net of income taxes (1,441) (152) 1,118 (5,563) Loss on disposal of discontinued operations, net of income tax benefit (5,069) - (8,849) - Net loss income from discontinued operations (6,510) (152) (7,731) (5,563) Net (loss) income $ (3,966) $ (909) $ 5,891 $ 6,433 (In Thousands) Third Quarter Nine Months (Unaudited) 2011 2010 2011 2010 EBITDA $ 63,206 $ 73,850 $ 207,075 $ 234,753 Plus: Transaction-related costs 23,839 - 30,762 - Arby’s indirect corporate overhead in general and administrative (G&A) - 7,323 14,623 24,671 SSG purchasing cooperative expenses in G&A - - (2,275) 4,900 Integration costs in G&A - 579 - 4,329 Adjusted EBITDA $ 87,045 $ 81,752 $ 250,185 $ 268,653 Adjusted EBITDA Change % +6.5% -6.9% Reconciliation of EBITDA to Adjusted EBITDA The Wendy’s Company and Subsidiaries Calculation and Comparison of EBITDA and Reconciliation of EBITDA to Net Income

Color Palette 212-53-69 255-192-0 138-212-227 23-55-94 72-55-92 228-108-10 Primary Font: Calibri 52 First Quarter Second Quarter Third Quarter Fourth Quarter Year First Quarter Second Quarter Third Quarter EBITDA 70,093$ 90,810$ 73,850$ 68,864$ 303,617$ 66,228$ 77,641$ 63,206$ Depreciation and amortization (32,432) (31,381) (32,639) (30,394) (126,846) (30,314) (29,842) (30,816) Impairment of long-lived assets - (482) (20,921) (4,923) (26,326) (7,897) (365) - Operating profit 37,661 58,947 20,290 33,547 150,445 28,017 47,434 32,390 Interest expense (31,065) (29,516) (29,159) (28,645) (118,385) (29,442) (28,089) (28,384) Loss on early extinguishment of debt - (26,197) - - (26,197) - - - Investment income, net 129 5,048 77 5 5,259 37 148 3 Other income, net 1,068 885 163 318 2,434 216 189 301 Income (loss) before income taxes 7,793 9,167 (8,629) 5,225 13,556 (1,172) 19,682 4,310 (Provision for) benefit from income taxes (482) (3,725) 7,872 890 4,555 876 (8,308) (1,766) Income (loss) from continuing operations 7,311 5,442 (757) 6,115 18,111 (296) 11,374 2,544 Discontinued operations: (Loss) income from discontinued operations, net of income taxes (10,711) 5,300 (152) (16,873) (22,436) (1,113) 3,672 (1,441) Loss on disposal, net of income taxes - - - - - - (3,780) (5,069) Net (loss) income from discontinued operations (10,711) 5,300 (152) (16,873) (22,436) (1,113) (108) (6,510) Net (loss) income (3,400)$ 10,742$ (909)$ (10,758)$ (4,325)$ (1,409)$ 11,266$ (3,966)$ First Quarter Second Quarter Third Quarter Fourth Quarter Year First Quarter Second Quarter Third Quarter EBITDA 70,093$ 90,810$ 73,850$ 68,864$ 303,617$ 66,228$ 77,641$ 63,206$ Plus: Arby's indirect corporate overhead in general and administrative (G&A) 9,646 7,702 7,323 7,898 32,569 7,888 6,735 - SSG purchasing cooperative expenses in G&A 4,900 - - 245 5,145 (2,275) - - Integration costs in G&A 2,894 856 579 1,185 5,514 - - - Reversal of pension withdrawal expense in cost of sales - - - (4,975) (4,975) - - - Transaction-related costs - - - - - 1,884 5,039 23,839 Adjusted EBITDA 87,533$ 99,368$ 81,752$ 73,217$ 341,870$ 73,725$ 89,415$ 87,045$ First Quarter Second Quarter Third Quarter Fourth Quarter Year First Quarter Second Quarter Third Quarter G&A, as reported, adjusted for discontinued operations presentation 82,340$ 74,081$ 73,984$ 81,106$ 311,511$ 74,685$ 74,456$ 66,006$ Less: Arby's indirect corporate overhead (9,646) (7,702) (7,323) (7,898) (32,569) (7,888) (6,735) - SSG purchasing cooperative expenses (4,900) - - (245) (5,145) 2,275 - - Integration costs (2,894) (856) (579) (1,185) (5,514) - - - Adjusted G&A 64,900$ 65,523$ 66,082$ 71,778$ 268,283$ 69,072$ 67,721$ 66,006$ Disclosure Regarding Non-GAAP Financial Measures The Company’s presentation of EBITDA, adjusted EBITDA and adjusted general and administrative is not intended to replace the presentation of the Company’s financial results in accordance with GAAP. Calculation of EBITDA and Reconciliation of EBITDA to Net (Loss) Income Reconciliation of G&A to Adjusted G&A Expense Reconciliation of EBITDA to Adjusted EBITDA EBITDA is used by the Company as a performance measure for benchmarking against the Company’s peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the restaurant industry. The Company also uses adjusted EBITDA which excludes certain special or non-recurring expenses, net of certain special or non-recurring benefits, detailed in the reconciliation tables set forth above, and adjusted general and administrative, which excludes Arby’s indirect corporate overhead, and purchasing cooperative and integration costs, as internal measures of business operating performance. The Company believes such financial measures provide a meaningful perspective of the underlying operating performance of the Company’s current business. EBITDA, adjusted EBITDA and adjusted general and administrative are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”). Because all companies do not calculate EBITDA, similarly titled financial measures or adjusted general and administrative in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures and should not be considered as alternative measures of operating profit or net loss, or general and administrative. 2010 2010 2010 2011 2011 2011